Exhibit 1.01

Edgewell Personal Care Company Conflict Minerals Report
For the Reporting Period from January 1, 2016 to December 31, 2016

This report for the reporting period from January 1, 2016 to December 31, 2016 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 ("Rule"). The Rule was adopted by the Securities and Exchange Commission ("SEC") to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 ("Dodd-Frank Act"). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. "Conflict minerals" are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold ("3TG”). These requirements apply to registrants regardless of the geographic origin of the conflict minerals and whether or not they fund armed conflict.

If a registrant can establish that the conflict minerals originated from sources other than the Democratic Republic of the Congo or an adjoining country ("Covered Countries"), or from recycled and scrap sources, they must submit a Form SD which describes the Reasonable Country of Origin Inquiry completed.

If a registrant has reason to believe that any of the conflict minerals in their supply chain may have originated in the Covered Countries, or if they are unable to determine the country of origin of those conflict minerals, then the registrant must exercise due diligence on the conflict minerals' source and chain of custody. The registrant must annually submit a report, Conflict Minerals Report ("CMR"), to the SEC that includes a description of those due diligence measures.

Company Overview
This report has been prepared by management of Edgewell Personal Care Company (herein referred to as "Edgewell," "we," "us," or "our"). The information includes the activities of all majority-owned subsidiaries and controlled subsidiaries that are required to be consolidated. It does not include the activities of entities that are not required to be consolidated.

Edgewell, headquartered in St. Louis, Missouri, is a consumer goods company operating globally in the broad categories of personal care products. We offer a diversified range of consumer products including well established brand names such as Schick® and Wilkinson Sword® men's and women's shaving systems and disposable razors; Edge® and Skintimate® shave preparations; Playtex®, Carefree®, Stayfree® and o.b.® feminine care products; Banana Boat®, Hawaiian Tropic® and Bulldog® sun and skin care products; Playtex® infant feeding, Diaper Genie® and gloves; and Wet Ones® moist wipes.

We identified conflict minerals contained in products: (i) for which conflict minerals are necessary to the functionality or production of those products; (ii) that were manufactured, or contracted to be manufactured by us; (iii) for which the manufacture was completed during calendar year 2016; and (iv) with respect to conflict minerals in such products, for which we were unable to reasonably determine that all of the conflict minerals contained therein did not originate in the Covered Countries (or did come from recycled or scrap sources) ("Covered Products"). The Covered Products include power razors and trimmers.

Conflict Minerals Policy
We have adopted a conflict minerals policy which expresses our goal to ensure that all 3TG minerals used in our products are "DRC conflict free". Our policy is publicly available on our website at http://edgewell.com/supplier-relations/. The website and information accessible through it are not incorporated into this document.

Supply Chain
A number of our products contain advanced components and compounds manufactured by our suppliers. These suppliers may manufacture the components themselves or source some or all of the production to their suppliers. These suppliers may do the same with lower tier suppliers. We rely on our direct suppliers to provide information on the origin of the 3TG contained in components and materials supplied to us - including sources of 3TG that are supplied to them from lower tier suppliers. Contracts with our suppliers are frequently in force for three to five years or more and we cannot unilaterally impose new contract terms or flow-down requirements. However, as we enter into new contracts, or our contracts renew, we have sought to include a clause under which our suppliers undertake that no 3TG that originated in the Covered Countries are incorporated in, or necessary to, the functionality or production of any product deliver to us, including in any component manufactured of such product by a third party. We believe that most of our current supplier contracts either contain the appropriate clauses or contain a requirement to abide by our Supplier Code of Conduct, which includes a clause on Conflict Minerals. Additionally, as described below, we worked with selected suppliers to obtain 3TG sourcing information.

Due to the size of our supply base, it is not practicable to conduct a survey of all our suppliers and we believe a reasonable approach was to conduct a survey of the suppliers who provided 3TG-containing raw materials for products in relevant product supply chains as well as sourced product suppliers in 2016. We assessed our industry as well as others and concluded that this risk-based approach is consistent with how many peer companies are approaching the Rule. We have also implemented software designed to facilitate and track our supplier surveys. Using this approach, we identified 43 in-scope suppliers, with 37 of these suppliers responding, resulting in an 86% response rate, up from a 64% response rate last year.

Because of our size, the complexity of our products, and the depth, breadth, and constant evolution of our supply chain, it is difficult to identify actors upstream from our direct suppliers. As we do not typically have a direct relationship with 3TG smelters and refiners, we are engaged and actively cooperate with other major manufacturers in our sector and other sectors. Accordingly, we participate in a number of industry-wide initiatives, including the EICC-Global e-Sustainability Initiative's ("EICC-GeSI") Conflict Free Sourcing Initiative ("CFSI"), an industry-wide initiative supporting upstream actors in the supply chain.

In accordance with the OECD Guidance (as defined below) and the Rule, this report is available on our website at http://edgewell.com/supplier-relations/. The website and information accessible through it are not incorporated into this document.

Reasonable Country of Origin Inquiry ("RCOI") Results
We conducted RCOI surveys as described in "Supply Chain" above. We rely on suppliers, whose components contain 3TG, to disclose the origin of any 3TG used in their manufacturing processes and to identify the 3TG processing facilities within their supply chain. Our direct suppliers are similarly reliant upon information provided by lower tier suppliers. We reviewed the responses that we received against criteria developed to determine which required further engagement with our suppliers. These criteria included untimely or incomplete responses as well as inconsistencies within the data reported in the template. We have worked directly with suppliers to provide revised responses.

The large majority of the responses received provided data at a company or divisional level or, as described above, were unable to specify the smelters or refiners used or countries or origin for components supplied to us. We are therefore unable to determine whether all of the 3TG conflict minerals reported by the suppliers were contained in components or parts supplied to us or to validate that any of these smelters or refiners are actually in our supply chain.

Design of Due Diligence Framework
Our due diligence framework was designed to conform, in material respects, with the framework in the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the "OECD Guidance") and the related Supplements for 3TG.

Due Diligence Measures Performed
Due diligence measures we performed include, but are not limited to:

•	Communicating our policy on conflict minerals to direct suppliers.

•	Communicating the commitments and requirements expected of our direct suppliers, supported by, when appropriate, email and phone dialogues.

•
Determining whether smelter and refiner names were included on the Conflict Free Sourcing Initiative's Compliant Smelter Report ("CSR"). The CSR is generally understood to contain the names of smelters and the associated risk level of their mineral sourcing.

•	Supporting third party audits of 3TG smelters and refiners through our participation in the CFSI.

•
Approving a risk management plan through which the material risks related to the conflict minerals program are managed and monitored. We have found no instances where it was necessary to terminate a contract or find a replacement supplier to date.

•	Providing updates to our senior management and the Audit Committee of our Board of Directors.

Due Diligence Results
Through our participation in CFSI and requesting our suppliers to complete the EICC-GeSI template, we have determined that seeking information about 3TG smelters and refiners in our supply chain represents the most reasonable effort we can make to determine the mines or locations of origin of the 3TG in our supply chain. We have identified approximately 175 smelters and refiners included in our suppliers' supply chains. The increased number of smelters versus last year is primarily due to the increased supplier response rate noted above. Moreover, most of our supplier responses were provided at a company level with two suppliers accounting for approximately 97% of the listed smelters. Since many suppliers did not provide verifiable smelter or processing information or responded at a company-wide level, it did not allow us to conclude that the conflict minerals were processed by any one particular facility. Based on the information provided by our suppliers, we could not identify how many of these smelters produced materials specifically used by us. Therefore, it is possible that no material from certain listed smelters actually entered our supply chain. The list of smelters and refiners and the identified countries of origin are included as Appendix A.

Accordingly, we believe it is reasonable to conclude that the Covered Products are "DRC conflict undeterminable," as defined in the Rule.

Steps to be Taken to Mitigate Risk
We intend to take the following steps to improve our due diligence to further mitigate the risk that the necessary conflict minerals in our Covered Products could benefit armed groups in the DRC or adjoining countries:

•	Continue to incorporate a conflict minerals flow-down clause in supplier contracts and our Supplier Code of Conduct;

•	Engage with suppliers and direct them to training resources to attempt to further increase the response rate and improve the content of the supplier survey responses;

•	Work with relevant trade associations and leverage other resources to better define and improve best practices and build leverage over the supply chain in accordance with the OECD

Appendix A - List of Smelters/Refiners and Identified Countries of Origin

Based on the information that was provided by our suppliers and otherwise obtained through the due diligence process, we believe that, to the extent reasonably determinable, the facilities that were used to process the conflict minerals contained in the Covered Products included the smelters and refiners listed below. We are unable to definitively link the identified smelters and refiners to only those products and materials in our supply chain; therefore, our smelter and refiner list likely contains more processing facilities than are actually in our supply chain and used to manufacture the Covered Products.

Based on the information obtained pursuant to the due diligence process, we do not have sufficient information to conclusively determine the country of origin of all of the conflict minerals in the Covered Products. At the same time, we received no information from our suppliers indicating that the 3TG in our Covered Products directly or indirectly financed or benefited armed groups in the Covered Countries. Also, due to the manner in which our suppliers disclosed country of origin information, we do not believe that all of the countries named are actually in our supply chain or Covered Products. However, based on the information that has been obtained, we have reasonably determined that the conflict minerals may have originated from one or more of the countries listed in the table below.

Based on the information obtained pursuant to our due diligence process, we believe there is a risk that the Covered Products may contain conflict minerals from the Covered Countries. Our due diligence into the supply chain was unable to determine whether any of the Covered Products did or did not contain any conflict minerals from any Covered Country, which directly or indirectly financed or benefited armed groups, as defined in the Rule.

Metal	Smelter Reference List	Standard Smelter Names	Smelter Facility Location: Country	New Smelter ID
Gold	Abington Reldan Metals, LLC	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708
Gold	Accurate Refining Group	So Accurate Group, Inc.	UNITED STATES OF AMERICA	CID001754
Gold	Advanced Chemical Company	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015
Gold	AGR Mathey	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	AGR(Perth Mint Australia)	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	Aida Chemical Industries Co., Ltd.	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Al Etihad Gold Refinery DMCC	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	Amagasaki Factory, Hyogo Prefecture, Japan	Asahi Pretec Corp.	JAPAN	CID000082
Gold	AngloGold Ashanti Córrego do Sítio Mineração	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	CID000058
Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Gold	ANZ (Perth Mint 4N)	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	Argor-Heraeus S.A.	Argor-Heraeus S.A.	SWITZERLAND	CID000077
Gold	Asahi Pretec Corp.	Asahi Pretec Corp.	JAPAN	CID000082
Gold	Asahi Refining Canada Ltd.	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	Asahi Refining USA Inc.	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920
Gold	Asaka Riken Co., Ltd.	Asaka Riken Co., Ltd.	JAPAN	CID000090
Gold	ATAkulche	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	AU Traders and Refiners	AU Traders and Refiners	SOUTH AFRICA	CID002850
Gold	AURA-II	AURA-II	UNITED STATES OF AMERICA	CID002851
Gold	Aurubis AG	Aurubis AG	GERMANY	CID000113
Gold	Bangalore Refinery	Bangalore Refinery	INDIA	CID002863
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Boliden AB	Boliden AB	SWEDEN	CID000157
Gold	C. Hafner GmbH + Co. KG	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	Caridad	Caridad	MEXICO	CID000180
Gold	CCR	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Gold	CCR Refinery - Glencore Canada Corporation	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Gold	Cendres + Metaux SA	Cendres + Métaux S.A.	SWITZERLAND	CID000189
Gold	Cendres + Métaux S.A.	Cendres + Métaux S.A.	SWITZERLAND	CID000189
Gold	Central Bank of the Philippines Gold Refinery & Mint	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	CHALCO Yunnan Copper Co. Ltd.	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Gold	Chimet S.p.A.	Chimet S.p.A.	ITALY	CID000233
Gold	China Henan Zhongyuan Gold Smelter	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	China's Shandong Gold Mining Co., Ltd	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
Gold	Chugai Mining	Chugai Mining	JAPAN	CID000264
Gold	Daejin Indus Co., Ltd.	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)	CID000328
Gold	Daejin Industry	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)	CID000328
Gold	Daye Non-Ferrous Metals Mining Ltd.	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Gold	Degussa Sonne / Mond Goldhandel GmbH	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867
Gold	Do Sung Corporation	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)	CID000359
Gold	Doduco	DODUCO GmbH	GERMANY	CID000362
Gold	DODUCO GmbH	DODUCO GmbH	GERMANY	CID000362
Gold	Dosung metal	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)	CID000359
Gold	Dowa	Dowa	JAPAN	CID000401
Gold	Dowa Kogyo k.k.	Dowa	JAPAN	CID000401
Gold	Dowa Metalmine Co. Ltd	Dowa	JAPAN	CID000401
Gold	Dowa Metals & Mining Co. Ltd	Dowa	JAPAN	CID000401

Gold	DSC (Do Sung Corporation)	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)	CID000359
Gold	Eco-System Recycling Co., Ltd.	Eco-System Recycling Co., Ltd.	JAPAN	CID000425
Gold	Elemetal Refining, LLC	Elemetal Refining, LLC	UNITED STATES OF AMERICA	CID001322
Gold	Emirates Gold DMCC	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Gold	Fidelity Printers and Refiners Ltd.	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
Gold	FSE Novosibirsk Refinery	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	Fujian Zijin mining stock company gold smelter	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	CID000522
Gold	Geib Refining Corporation	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459
Gold	Gold Mining in Shandong (Laizhou) Limited Company	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
Gold	Great Wall Precious Metals Co,. LTD.	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	Guangdong Gaoyao Co	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	Guangdong Jinding Gold Limited	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	Gujarat Gold Centre	Gujarat Gold Centre	INDIA	CID002852
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Gold	Heimerle + Meule GmbH	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Henan Zhongyuan Gold Refinery Co., Ltd.	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	Henan Zhongyuan Gold Smelter of Zhongjin Gold Co. Ltd.	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	Henan Zhongyuan Gold Smelter of Zhongjin Gold Corporation Limited	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	Heraeus Ltd. Hong Kong	Heraeus Ltd. Hong Kong	CHINA	CID000707
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711
Gold	Hunan Chenzhou Mining Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Gold	Hunan Chenzhou Mining Group Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Gold	Hunan Chenzhou Mining Industry Co. Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Gold	HwaSeong CJ Co., Ltd.	HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)	CID000778
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	Istanbul Gold Refinery	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Japan Mint	Japan Mint	JAPAN	CID000823
Gold	JCC	Jiangxi Copper Co., Ltd.	CHINA	CID000855
Gold	Jiangxi Copper Co., Ltd.	Jiangxi Copper Co., Ltd.	CHINA	CID000855
Gold	Johnson Matthey Canada	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	Johnson Matthey Inc.	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920
Gold	Johnson Matthey Inc. (USA)	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920
Gold	Johnson Matthey Limited	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	JSC Uralelectromed	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	Kaloti Precious Metals	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	Kazakhmys Smelting LLC	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Gold	Kazzinc	Kazzinc	KAZAKHSTAN	CID000957
Gold	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969
Gold	KGHM Polska MiedŸ Spó³ka Akcyjna	KGHM Polska MiedŸ Spó³ka Akcyjna	POLAND	CID002511
Gold	Kojima Chemicals Co., Ltd.	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	Kojima Kagaku Yakuhin Co., Ltd	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	Kombinat Gorniczo Hutniczy Miedz Polska Miedz S.A.	KGHM Polska MiedŸ Spó³ka Akcyjna	POLAND	CID002511
Gold	Korea Zinc Co., Ltd.	Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)	CID002605

Gold	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	La Caridad	Caridad	MEXICO	CID000180
Gold	LAIZHOU SHANDONG	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
Gold	L'azurde Company For Jewelry	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032
Gold	Lingbao Gold Mining	Lingbao Gold Co., Ltd.	CHINA	CID001056
Gold	Lingbao Gold Co., Ltd.	Lingbao Gold Co., Ltd.	CHINA	CID001056
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	L'Orfebre S.A.	L'Orfebre S.A.	ANDORRA	CID002762
Gold	LS-NIKKO Copper Inc.	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)	CID001078
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	Luoyang Zijin Yinhui Gold Smelting	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	Materion	Materion	UNITED STATES OF AMERICA	CID001113
Gold	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	MEM(Sumitomo Group)	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	Metalurgica Met-Mex Penoles, S.A. de C.V	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO	CID001161
Gold	Metalor Switzerland	Metalor Technologies S.A.	SWITZERLAND	CID001153
Gold	Metalor Technologies (Hong Kong) Ltd.	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies (Suzhou) Ltd.	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Metalor Technologies S.A.	Metalor Technologies S.A.	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO	CID001161
Gold	Met-Mex Penoles, S.A.	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO	CID001161
Gold	Met-Mex Penoles, S.A.	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO	CID001161
Gold	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Mitsui Kinzoku Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	MMTC-PAMP India Pvt., Ltd.	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	Modeltech Sdn Bhd	Modeltech Sdn Bhd	MALAYSIA	CID002857
Gold	Morris and Watson	Morris and Watson	NEW ZEALAND	CID002282
Gold	Morris and Watson Gold Coast	Morris and Watson Gold Coast	AUSTRALIA	CID002866
Gold	Moscow Special Alloys Processing Plant	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	Nadir Metal Rafineri San. Ve Tic. A.ª.	Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY	CID001220
Gold	Navoi Mining and Metallurgical Combinat	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Nihon Material Co., Ltd.	Nihon Material Co., Ltd.	JAPAN	CID001259
Gold	Norddeutsche Affinererie AG	Aurubis AG	GERMANY	CID000113
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Gold	Ohio Precious Metals, LLC	Elemetal Refining, LLC	UNITED STATES OF AMERICA	CID001322
Gold	Ohura Precious Metal Industry Co., Ltd.	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Gold	OJSC Krastsvetmet	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Gold	OJSC Novosibirsk Refinery	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	OPM	Elemetal Refining, LLC	UNITED STATES OF AMERICA	CID001322
Gold	PAMP S.A.	PAMP S.A.	SWITZERLAND	CID001352
Gold	Pan Pacific Copper Co Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	Pease & Curren	Pease & Curren	UNITED STATES OF AMERICA	CID002872
Gold	Penglai Penggang Gold Industry Co., Ltd.	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
Gold	Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	Perth Mint (ANZ)	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	Produits Artistiques de Métaux	PAMP S.A.	SWITZERLAND	CID001352
Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397

Gold	PX Précinox S.A.	PX Précinox S.A.	SWITZERLAND	CID001498
Gold	Rand Refinery (Pty) Ltd.	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Gold	Refinery LS-Nikko Copper Inc.	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)	CID001078
Gold	Remondis Argentia B.V.	Remondis Argentia B.V.	NETHERLANDS	CID002582
Gold	Republic Metals Corporation	Republic Metals Corporation	UNITED STATES OF AMERICA	CID002510
Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA	CID001534
Gold	SAAMP	SAAMP	FRANCE	CID002761
Gold	Sabin Metal Corp.	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546
Gold	SAFINA A.S.	SAFINA A.S.	CZECH REPUBLIC	CID002290
Gold	Saganoseki Smelter & Refinery	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	Sai Refinery	Sai Refinery	INDIA	CID002853
Gold	Samduck Metal	Samduck Precious Metals	KOREA (REPUBLIC OF)	CID001555
Gold	Samduck Precious Metals	Samduck Precious Metals	KOREA (REPUBLIC OF)	CID001555
Gold	Samwon Metals Corp.	Samwon Metals Corp.	KOREA (REPUBLIC OF)	CID001562
Gold	SAXONIA Edelmetalle GmbH	SAXONIA Edelmetalle GmbH	GERMANY	CID002777
Gold	Schone Edelmetaal B.V.	Schone Edelmetaal B.V.	NETHERLANDS	CID001573
Gold	SD (Samdok) Metal	Samduck Precious Metals	KOREA (REPUBLIC OF)	CID001555
Gold	SEMPSA Joyería Platería S.A.	SEMPSA Joyería Platería S.A.	SPAIN	CID001585
Gold	Sempsa JP (Cookson Sempsa)	SEMPSA Joyería Platería S.A.	SPAIN	CID001585
Gold	Shandong Gold Mine(Laizhou) Smelter Co., Ltd.	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
Gold	Shandong Guoda Gold Co., Ltd.	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Shangdong Gold (Laizhou)	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
Gold	Shonan Plant Tanaka Kikinzoku	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Sichuan Tianze Precious Metals Co., Ltd.	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Gold	Singapore Tanaka	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Singway Technology Co., Ltd.	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516
Gold	SMM	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	So Accurate Group, Inc.	So Accurate Group, Inc.	UNITED STATES OF AMERICA	CID001754
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761
Gold	SOLAR CHEMICALAPPLIED MATERIALS TECHNOLOGY (KUN SHAN)	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761
Gold	Solartech	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761
Gold	Sudan Gold Refinery	Sudan Gold Refinery	SUDAN	CID002567
Gold	Sumitomo Kinzoku Kozan K.K.	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	SungEel HiTech	SungEel HiTech	KOREA (REPUBLIC OF)	CID002918
Gold	T.C.A S.p.A	T.C.A S.p.A	ITALY	CID002580
Gold	Takehara Refinery	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	Tamano Smelter	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	Tanaka Denshi Kogyo K.K	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Tanaka Electronics (Hong Kong) Pte. Ltd.	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	TANAKA Electronics (Malaysia) SDN. BHD.	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Tanaka Electronics (Singapore) Pte. Ltd.	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Tanaka Kikinzoku International	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Tanaka Kikinzoku Kogyo K.K	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Tanaka Precious Metals	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875

Gold	The Great Wall Gold and Silver Refinery of China	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	The Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
Gold	Tokuriki Honten Co., Ltd.	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Gold	Tongling Nonferrous Metals Group Co., Ltd.	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Gold	Tony Goetz NV	Tony Goetz NV	BELGIUM	CID002587
Gold	TOO Tau-Ken-Altyn	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615
Gold	Torecom	Torecom	KOREA (REPUBLIC OF)	CID001955
Gold	Toyo Smelter & Refinery	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	Umicore Brasil Ltda.	Umicore Brasil Ltda.	BRAZIL	CID001977
Gold	Umicore Precious Metals Thailand	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	Umicore S.A. Business Unit Precious Metals Refining	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993
Gold	Universal Precious Metals Refining Zambia	Universal Precious Metals Refining Zambia	ZAMBIA	CID002854
Gold	Valcambi S.A.	Valcambi S.A.	SWITZERLAND	CID002003
Gold	Western Australian Mint trading as The Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	WIELAND Edelmetalle GmbH	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Williams Advanced Materials	Materion	UNITED STATES OF AMERICA	CID001113
Gold	Xstrata	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Gold	Yamamoto Precious Metal Co., Ltd.	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100
Gold	Yamamoto Precision Metals	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100
Gold	Yantai NUS Safina tech environmental Refinery Co. Ltd.	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	Yokohama Metal Co., Ltd.	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Gold	Yunnan Copper Industry Co., Ltd.	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Gold	Zhao Jin Mining Industry Co Ltd	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Zhao Yuan Gold Mine	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Zhao Yuan Gold Smelter of ZhongJin	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Zhao Yuan Jin Kuang	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Zhaojin Mining Industry Co., Ltd.	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Zhaoyuan Gold Group	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Zhongjin Gold Corporation Limited	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	Zijin Kuang Ye Refinery	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243
Gold	Zijin Mining Industry Corporation	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tantalum	Changsha Southern	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tantalum	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291
Tantalum	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504
Tantalum	Duoluoshan Sapphire Rare Metal Co Ltd	Duoluoshan	CHINA	CID000410
Tantalum	Duoluoshan	Duoluoshan	CHINA	CID000410
Tantalum	E.S.R. Electronics	E.S.R. Electronics	UNITED STATES OF AMERICA	CID002590
Tantalum	Exotech Inc.	Exotech Inc.	UNITED STATES OF AMERICA	CID000456
Tantalum	F & X	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616
Tantalum	H.C. Starck Co., Ltd.	H.C. Starck Co., Ltd.	THAILAND	CID002544

Tantalum	H.C. Starck GmbH Goslar	H.C. Starck GmbH Goslar	GERMANY	CID002545
Tantalum	H.C. Starck GmbH Laufenburg	H.C. Starck GmbH Laufenburg	GERMANY	CID002546
Tantalum	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547
Tantalum	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA	CID002548
Tantalum	H.C. Starck Ltd.	H.C. Starck Ltd.	JAPAN	CID002549
Tantalum	H.C. Starck Smelting GmbH & Co. KG	H.C. Starck Smelting GmbH & Co. KG	GERMANY	CID002550
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	Hi-Temp	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA	CID000731
Tantalum	Hi-Temp Specialty Metals, Inc.	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA	CID000731
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tantalum	Jiangxi Tuohong New Raw Material	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	KEMET Blue Metals	KEMET Blue Metals	MEXICO	CID002539
Tantalum	KEMET Blue Powder	KEMET Blue Powder	UNITED STATES OF AMERICA	CID002568
Tantalum	King-Tan Tantalum Industry Ltd.	King-Tan Tantalum Industry Ltd.	CHINA	CID000973
Tantalum	LSM Brasil S.A.	LSM Brasil S.A.	BRAZIL	CID001076
Tantalum	Metallurgical Products India Pvt. Ltd. (MPIL)	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
Tantalum	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	CID001175
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192
Tantalum	Mitsui Mining & Smelting	Mitsui Mining & Smelting	JAPAN	CID001192
Tantalum	Molycorp Silmet A.S.	Molycorp Silmet A.S.	ESTONIA	CID001200
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tantalum	Plansee SE Liezen	Plansee SE Liezen	AUSTRIA	CID002540
Tantalum	Plansee SE Reutte	Plansee SE Reutte	AUSTRIA	CID002556
Tantalum	Power Resources Ltd.	Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)	CID002847
Tantalum	QuantumClean	QuantumClean	UNITED STATES OF AMERICA	CID001508
Tantalum	Resind Indústria e Comércio Ltda.	Resind Indústria e Comércio Ltda.	BRAZIL	CID002707
Tantalum	RFH	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522
Tantalum	RFH (Yanling Jincheng Tantalum & Niobium Co., Ltd)	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522
Tantalum	RFH Tantalum Smeltry Co., Ltd.	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522
Tantalum	Solikamsk	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	Solikamsk Magnesium Works OAO	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	Solikamsk Metal Works	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	Taki Chemical Co., Ltd.	Taki Chemical Co., Ltd.	JAPAN	CID001869
Tantalum	Taki Chemicals	Taki Chemical Co., Ltd.	JAPAN	CID001869
Tantalum	Telex Metals	Telex Metals	UNITED STATES OF AMERICA	CID001891
Tantalum	Tranzact, Inc.	Tranzact, Inc.	UNITED STATES OF AMERICA	CID002571
Tantalum	ULBA	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307
Tantalum	Zhaoqing Duoluoshan Non-ferrous Metals Co.,Ltd	Duoluoshan	CHINA	CID000410
Tantalum	Zhuzhou Cemented Carbide Group	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	CID002232
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	CID002232
Tantalum	Zhuzhou Cemented Carbide Works Imp. & Exp. Co.	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	CID002232
Tin	Alent plc	Alpha	UNITED STATES OF AMERICA	CID000292

Tin	Alpha	Alpha	UNITED STATES OF AMERICA	CID000292
Tin	Alpha Metals	Alpha	UNITED STATES OF AMERICA	CID000292
Tin	Alpha Metals Korea Ltd.	Alpha	UNITED STATES OF AMERICA	CID000292
Tin	Alpha Metals Taiwan	Alpha	UNITED STATES OF AMERICA	CID000292
Tin	An Thai Minerals Co., Ltd.	An Thai Minerals Co., Ltd.	VIET NAM	CID002825
Tin	An Vinh Joint Stock Mineral Processing Company	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	Brand IMLI	PT Bukit Timah	INDONESIA	CID001428
Tin	Brand RBT	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	Chengfeng Metals Co Pte Ltd	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Chenzhou Yunxiang mining limited liability company	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228
Tin	China Rare Metal Material Co., Ltd.	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244
Tin	China Tin (Hechi)	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	China Tin Group Co., Ltd.	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	China Tin Lai Ben Smelter Co., Ltd.	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	China Yunnan Tin Co Ltd.	Yunnan Tin Company Limited	CHINA	CID002180
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
Tin	Cookson	Alpha	UNITED STATES OF AMERICA	CID000292
Tin	Cookson (Alpha Metals Taiwan)	Alpha	UNITED STATES OF AMERICA	CID000292
Tin	Cookson Alpha Metals (Shenzhen) Co., Ltd.	Alpha	UNITED STATES OF AMERICA	CID000292
Tin	Cooper Santa	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295
Tin	CooperMetal	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295
Tin	CV Ayi Jaya	CV Ayi Jaya	INDONESIA	CID002570
Tin	CV Dua Sekawan	CV Dua Sekawan	INDONESIA	CID002592
Tin	CV Gita Pesona	CV Gita Pesona	INDONESIA	CID000306
Tin	CV Justindo	PT Justindo	INDONESIA	CID000307
Tin	CV Nurjanah	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	CV Serumpun Sebalai	CV Serumpun Sebalai	INDONESIA	CID000313
Tin	CV Tiga Sekawan	CV Tiga Sekawan	INDONESIA	CID002593
Tin	CV United Smelting	CV United Smelting	INDONESIA	CID000315
Tin	CV Venus Inti Perkasa	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	Dowa	Dowa	JAPAN	CID000402
Tin	Dowa Metaltech Co., Ltd.	Dowa	JAPAN	CID000402
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tin	Elmet S.L.U.	Elmet S.L.U.	SPAIN	CID002774
Tin	EM Vinto	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	Empresa Metalúrgica Vinto	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	Empressa Nacional de Fundiciones (ENAF)	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	ENAF	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	Estanho de Rondônia S.A.	Estanho de Rondônia S.A.	BRAZIL	CID000448
Tin	Fenix Metals	Fenix Metals	POLAND	CID000468
Tin	Funsur Smelter	Minsur	PERU	CID001182
Tin	Gejiu City Datun Chengfeng Smelter	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Gejiu Fengming Metallurgy Chemical Plant	Gejiu Fengming Metallurgy Chemical Plant	CHINA	CID002848
Tin	Gejiu Jinye Mineral Company	Gejiu Jinye Mineral Company	CHINA	CID002859
Tin	Gejiu Kai Meng Industry and Trade LLC	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908

Tin	Gejiu Zi-Li	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tin	Guang Xi Liu Xhou	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	Guang Xi Liu Zhou	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	GuangXi China Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	Guangxi Pinggui PGMA Co. Ltd.	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849
Tin	HuiChang Hill Tin Industry Co., Ltd.	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tin	Huichang Jinshunda Tin Co., Ltd.	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Tin	Huichang Shun Tin Kam Industries, Ltd.	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Tin	INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482
Tin	Indra Eramulti Logam	PT Bukit Timah	INDONESIA	CID001428
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244
Tin	Jiangxi Nanshan	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231
Tin	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Tin	Kai Union Industry and Trade Co., Ltd. (China)	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Kai Unita Trade Limited Liability Company	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Kundur Smelter	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477
Tin	Liuzhhou China Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	Magnu's Minerais Metais e Ligas Ltda.	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	Melt Metais e Ligas S.A.	Melt Metais e Ligas S.A.	BRAZIL	CID002500
Tin	Mentok Smelter	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482
Tin	Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	Metallic Resources, Inc.	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142
Tin	Metallo-Chimique N.V.	Metallo-Chimique N.V.	BELGIUM	CID002773
Tin	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	CID001173
Tin	Minsur	Minsur	PERU	CID001182
Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	CID001191
Tin	Modeltech Sdn Bhd	Modeltech Sdn Bhd	MALAYSIA	CID002858
Tin	MSC	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231
Tin	Nanshan Tin Co. Ltd.	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	O.M. Manufacturing Philippines, Inc.	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	OMSA	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	Operaciones Metalurgical S.A.	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	PGMA	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
Tin	Phoenix Metal Ltd.	Phoenix Metal Ltd.	RWANDA	CID002507
Tin	PT Aries Kencana Sejahtera	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT ATD Makmur Mandiri Jaya	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tin	PT Babel Inti Perkasa	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Bangka Prima Tin	PT Bangka Prima Tin	INDONESIA	CID002776
Tin	PT Bangka Tin Industry	PT Bangka Tin Industry	INDONESIA	CID001419
Tin	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tin	PT Bukit Timah	PT Bukit Timah	INDONESIA	CID001428
Tin	PT Cipta Persada Mulia	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	PT DS Jaya Abadi	PT DS Jaya Abadi	INDONESIA	CID001434
Tin	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	INDONESIA	CID001438
Tin	PT Indora Ermulti	PT Bukit Timah	INDONESIA	CID001428
Tin	PT Indra Eramult Logam Industri	PT Bukit Timah	INDONESIA	CID001428
Tin	PT Inti Stania Prima	PT Inti Stania Prima	INDONESIA	CID002530

Tin	PT Justindo	PT Justindo	INDONESIA	CID000307
Tin	PT Karimun Mining	PT Karimun Mining	INDONESIA	CID001448
Tin	PT Kijang Jaya Mandiri	PT Kijang Jaya Mandiri	INDONESIA	CID002829
Tin	PT Lautan Harmonis Sejahtera	PT Lautan Harmonis Sejahtera	INDONESIA	CID002870
Tin	PT Menara Cipta Mulia	PT Menara Cipta Mulia	INDONESIA	CID002835
Tin	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT O.M. Indonesia	PT O.M. Indonesia	INDONESIA	CID002757
Tin	PT Panca Mega Persada	PT Panca Mega Persada	INDONESIA	CID001457
Tin	PT Prima Timah Utama	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Refined Bangka Tin	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Sukses Inti Makmur	PT Sukses Inti Makmur	INDONESIA	CID002816
Tin	PT Sumber Jaya Indah	PT Sumber Jaya Indah	INDONESIA	CID001471
Tin	PT Tambang Timah	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477
Tin	PT Timah (Persero) Tbk Kundur	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477
Tin	PT Timah (Persero) Tbk Mentok	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482
Tin	PT Tinindo Inter Nusa	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	PT Tirus Putra Mandiri	PT Tirus Putra Mandiri	INDONESIA	CID002478
Tin	PT Tommy Utama	PT Tommy Utama	INDONESIA	CID001493
Tin	PT Wahana Perkit Jaya	PT Wahana Perkit Jaya	INDONESIA	CID002479
Tin	Resind Indústria e Comércio Ltda.	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706
Tin	Rui Da Hung	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539
Tin	Shunda Huichang Kam Tin Co., Ltd.	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Tin	Smelting Branch of Yunnan Tin Company Ltd	Yunnan Tin Company Limited	CHINA	CID002180
Tin	Soft Metais Ltda.	Soft Metais Ltda.	BRAZIL	CID001758
Tin	Thai Solder Industry Corp., Ltd.	Thaisarco	THAILAND	CID001898
Tin	Thailand Smelting & Refining Co Ltd	Thaisarco	THAILAND	CID001898
Tin	Thaisarco	Thaisarco	THAILAND	CID001898
Tin	The Gejiu cloud new colored electrolytic	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Tin Products Manufacturing Co.LTD. of YTCL	Yunnan Tin Company Limited	CHINA	CID002180
Tin	Toboca/ Paranapenema	Mineração Taboca S.A.	BRAZIL	CID001173
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tin	Unit Timah Kundur PT Tambang	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477
Tin	VQB Mineral and Trading Group JSC	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
Tin	White Solder Metalurgia e Mineração Ltda.	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036
Tin	White Solder Metalurgica	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036
Tin	XiHai - Liuzhou China Tin Group Co ltd	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	YTCL	Yunnan Tin Company Limited	CHINA	CID002180
Tin	Yunan Gejiu Yunxin Electrolyze Limited	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Yunnan Adventure Co., Ltd.	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Yunnan Chengfeng	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Yunnan Gejiu Zili Metallurgy Co., Ltd.	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tin	YunNan Gejiu Yunxin Electrolyze Limited	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Yunnan Tin Company Limited	Yunnan Tin Company Limited	CHINA	CID002180
Tin	Yunnan Tin Company, Ltd.	Yunnan Tin Company Limited	CHINA	CID002180
Tin	Yunnan wind Nonferrous Metals Co., Ltd.	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Yuntinic Resources	Yunnan Tin Company Limited	CHINA	CID002180
Tin	YUNXIN colored electrolysis Company Limited	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tungsten	A.L.M.T. TUNGSTEN Corp.	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
Tungsten	ACL Metais Eireli	ACL Metais Eireli	BRAZIL	CID002833
Tungsten	Allied Material Corporation	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
Tungsten	ALMT Corp	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
Tungsten	ALMT Sumitomo Group	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
Tungsten	Asia Tungsten Products Vietnam Ltd.	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502

Tungsten	ATI Metalworking Products	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105
Tungsten	ATI Tungsten Materials	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105
Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
Tungsten	China National Non Ferrous	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536
Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	CID000568
Tungsten	GTP	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	CID000568
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tungsten	H.C. Starck GmbH	H.C. Starck GmbH	GERMANY	CID002541
Tungsten	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542
Tungsten	Human Chun-Chang non-ferrous Smelting & Concentrating Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
Tungsten	Hydrometallurg, JSC	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tungsten	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	JAPAN	CID000825
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	CID002647
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Jiangxi Tungsten Co Ltd	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	Jiangxi Tungsten Industry Group Co. Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	Kennametal Fallon	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966
Tungsten	Kennametal Huntsville	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Moliren Ltd	Moliren Ltd	RUSSIAN FEDERATION	CID002845
Tungsten	Niagara Refining LLC	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543
Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889
Tungsten	Unecha Refractory metals plant	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011
Tungsten	WBH	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044

Tungsten	WBH,Wolfram [Austria]	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
Tungsten	Wolfram Bergbau und Hütten AG	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
Tungsten	Woltech Korea Co., Ltd.	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)	CID002843
Tungsten	Xiamen H.C.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
Tungsten	Zhangyuan Tungsten Co Ltd	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011
Tungsten	WBH	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
Tungsten	WBH,Wolfram [Austria]	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
Tungsten	Wolfram Bergbau und Hütten AG	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
Tungsten	Woltech Korea Co., Ltd.	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	CID002843
Tungsten	Xiamen H.C.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
Tungsten	Zhangyuan Tungsten Co Ltd	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258